UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

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FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2019

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Applied Optoelectronics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36083	76-0533927
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13139 Jess Pirtle Blvd.

Sugar Land, TX 77478

(address of principal executive offices and zip code)

(281) 295-1800

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par value $0.001	AAOI	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

The Company is filing this Amendment to Current Report on Form 8-K to correct the lease term expiration date from December 31, 2023 to December 31, 2024; monthly base rents for calendar year 2024 have also been included in the Amendment. No other changes have been made.

Item 1.01	Entry into a Material Definitive Agreement.

On November 11, 2019, Applied Optoelectronics, Inc. (the “Company”), entered into a Second Amendment to Lease Agreement (the “Amendment”) with ROIB2 Breckinridge, LLC (the “Lessor”) covering the premises located at 3025 Breckinridge Boulevard, Suite 130, Duluth, Georgia 30096 (the “Premise”). The Amendment, effective as of November 11, 2019, amends the original Lease Agreement between the Company and Lessor, dated November 5, 2015, and subsequent First Amendment to Lease Agreement, dated October 8, 2018.

Pursuant to the Amendment, the Company and Lessor agree to extend the lease term to until December 31, 2024. The Lessor further agrees to increase the rentable square footage from 2,983 square feet to 6,253 square feet; and the Company agrees to pay Lessor the following monthly base rents.

Period	Monthly Base Rent
Amendment Date – November 30, 2019	$2,983.00
December 1, 2019 – Relocation Effective Date	$3,072.49
Relocation Effective Date – December 31, 2020	$6,570.86
January 1, 2021 – December 31, 2021	$6,767.99
January 1, 2022 – December 31, 2022	$6,971.03
January 1, 2023 – December 31, 2023	$7,180.16
January 1, 2024 – December 31, 2024	$7,395.56

The Relocation Effective Date refers to the substantial completion date of any construction and installation of fixtures and leasehold improvements the Company desires to make in connection with the use and occupancy of the Premises, but shall not occur any later than January 1, 2020.

The foregoing description of the Amendment does not purport to be a complete statement of the parties’ rights and obligations under the Amendment and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the Amendment is incorporated by reference herein and made a part hereof.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Second Amendment to Lease, dated November 11, 2019, between Applied Optoelectronics, Inc. and ROIB2 Breckinridge, LLC.

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2019	APPLIED OPTOELECTRONICS, INC.

	By:	/s/ David C. Kuo
	Name	David C. Kuo,
	Title:	General Counsel and Secretary

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